UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

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KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
(Exact name of registrant as specified in charter)

______________________________

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)
Michael J. O’Neil KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

The report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2022 is attached below.

Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Annual Report

November 30, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 8b-16 Disclosure

Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as follows: (1) information about our dividend investment plan is included on pages 81 – 83, (2) information about our investment objectives and policies is included on pages 47 – 48, and (3) information regarding the principal risk factors associated with investment in the Fund is included on pages 49 – 76. During the fiscal year ended November 30, 2022, there were no changes to our charter or by-laws that were not approved by stockholders that delay or prevent a change of control, nor were there changes to persons who are primarily responsible for the day-to-day management of the Fund’s investment portfolio.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

December 22, 2022

Dear Fellow Stockholders:

We hope that you and your families are well and enjoying the holiday season.

This year’s annual letter is designed to provide a concise summary of KMF’s performance, portfolio, and outlook. As discussed in this letter, we are very excited about the Fund’s prospects. While we readily acknowledge that the near-term economic outlook is uncertain, we believe that the multi-decade tailwinds for KMF’s investments outweigh any short-term challenges.

KMF generated very strong returns over the last 12 months — most energy infrastructure companies performed well, with stock price returns far in excess of the S&P 500 index. Active portfolio management played a role in KMF’s excellent year, as performance benefited from our decision to “overweight” the midstream subsector and reduce the Fund’s exposure to the renewable infrastructure subsector (in particular, companies with significant exposure to international markets).(1) Active management of the Fund’s balance sheet also influenced performance. In the face of heightened volatility in financial markets and rising interest rates, we reduced leverage during fiscal 2022. We made this decision to enable the Fund to better navigate “choppy” market conditions, which seem to be the one constant in the financial markets these days. Higher marginal borrowing costs also played a role in this decision. While KMF’s returns would have been modestly higher had we not reduced leverage, we believe lower leverage levels are in the long-term best interest of the Fund’s stockholders.

Importantly, what happened during fiscal 2022 is only a portion of the story for KMF. It has been approximately 2.5 years since we announced a strategic shift in the Fund’s portfolio, which — in our opinion — has been a success. As we discussed at that time, our goal was to better position the Fund to take advantage of a “megatrend” in the energy industry, the energy transition.(2) As a result of this portfolio repositioning, KMF currently holds a diverse mix of energy infrastructure investments, including midstream companies, utilities, and renewable infrastructure companies. We are very pleased with KMF’s performance thus far — the Fund’s Net Asset Return is 90.7% since we made these changes.(3)(4) The energy transition continues to gain traction as one of the most attractive macro investment themes within the investment community. Importantly, the Fund’s flexible investment mandate enables it to capitalize on another key theme in the energy industry — energy security. KMF is a nimble investment vehicle that can dynamically capitalize on industry trends, and we believe this flexibility will continue to benefit the Fund’s stockholders.

Fiscal 2022 was a very eventful year for the energy industry. Throughout the year topics such as high commodity prices, growing usage of renewable energy, carbon capture & sequestration, and liquefied natural gas (“LNG”) exports frequented the front pages of mainstream news sources across the globe. While this renewed interest in the energy markets is partially attributable to market disruptions resulting from the war in Ukraine, it is our view that energy literacy among global citizens and policymakers will result in constructive energy policies over the longer term. A key global challenge today is the acute need for more sources of lower carbon energy. We believe the companies in the Fund’s portfolio will be at the forefront of helping to solve this problem.

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Endnotes can be found on page 7.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

Why Invest in KMF?

We routinely try to put ourselves “in the shoes” of our investors and ask: What is KMF’s value proposition for investors? In our opinion, KMF — with its flexible investment mandate, permanent capital base, and expertise providing capital solutions to both public and private companies — is a very attractive vehicle for investors seeking exposure to the energy infrastructure industry in an income-producing vehicle. The outlook for these types of companies is compelling for many reasons, including:

•   Access to affordable and reliable energy is critical to the global economy, as evidenced by international developments throughout 2022. Energy infrastructure plays a vital role in facilitating this access by connecting producers and end users;

•   To align with and achieve global net zero targets, annual energy transition related investments must increase sixfold from $755 billion in 2021 to approximately $4.5 trillion by the end of the decade(5);

•   European nations’ pursuit of reliable, alternative sources of energy has created a new frontier of commercial opportunities for energy infrastructure companies;

•   Policy developments supporting the energy transition — namely, the Inflation Reduction Act in the U.S. — create decades-long visibility on cash flows and an attractive runway for long-term growth;

•   Global demand for energy (with a premium on cleaner sources of energy) is expected to steadily increase over the next several decades — driven primarily by growth in developing economies; and

•   Energy infrastructure companies have stable cash flows, operate businesses with increasingly high barriers to entry, and, in many cases, have contractual protections to offset higher levels of inflation.

In short, KMF provides investors exposure to the durable megatrends of global decarbonization and energy security. The Fund is a unique way to capitalize on the sector’s favorable outlook. Further, KMF provides this exposure to investors in a very easy-to-own structure — daily liquidity via the NYSE listing, an attractive quarterly distribution, and the tax simplicity of a single Form 1099.

Performance and Distributions

KMF generated a total Net Asset Return of 20.9% in fiscal 2022.(4) We were pleased with this performance on the heels of a 33.7% return in fiscal 2021. KMF outperformed its benchmark by 830 basis points in fiscal 2022.(6) As you can see in the table below, midstream companies were the best performing energy infrastructure subsector for the second consecutive year. Renewable infrastructure companies performed the weakest during fiscal 2022, with higher interest rates (and inflation), supply chain pressure, and concerns about the outlook for European and Asian economies weighing on equity price performance.

Comparison of Returns in Fiscal 2022
KMF Net Asset Return(4)	20.9%
KMF Benchmark(7)	12.6%
Midstream(8)	30.8%
Renewable Infrastructure(9)	-13.0%
U.S. Utilities(10)	11.8%

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Endnotes can be found on page 7.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

KMF’s Market Return, which is based on stock price performance rather than Net Asset Value, was 21.8% for fiscal 2022.(11) This exceeded our Net Asset Return as our stock price traded at a 18.2% discount to NAV at fiscal year-end compared to a 18.9% discount at the beginning of the year.

We are disappointed in KMF’s current trading relationship relative to NAV, and we continue to assess options to narrow this discount. In the short term, narrowing this discount can be an elusive goal. We will not hesitate to consider actions that we expect to have a sustained impact, but we do not anticipate utilizing strategies that are unlikely to result in a lasting solution. While we will carefully consider all actions suggested by our stockholders, our decisions will be guided by what we believe is in the best interests of all of our investors. To that end, one of our most important long-term goals is to provide investors with an attractive distribution because we continue to believe that consistent performance, along with a substantial return of cash to shareholders through quarterly distributions, will be rewarded over time in the form of a narrowing discount.

KMF’s current quarterly distribution rate is 16¢ per share, a level that we believe is sustainable based on our current outlook. Our goal is to steadily increase KMF’s distribution over time, as supported by the Fund’s operating results.

In determining KMF’s distribution, the Fund’s board of directors considers both the income we receive from our investments as well as capital appreciation in the portfolio. We take a long-term view when making this determination and are not overly influenced by fluctuations in quarterly operating results. We expect that the returns generated by our portfolio companies over the next few years will accrue to the Fund in a balanced combination of income and capital appreciation.

Portfolio Positioning and Outlook

In many ways, fiscal 2022 ushered in a “long forgotten” era for financial markets. Inflation rose to levels not seen since the early 1980s and remains stubbornly high. The Federal Reserve has engaged in a very aggressive tightening cycle and short-term interest rates rose to levels not seen in decades. As investors digested the potential for a global recession, SPACs and NFTs ceded market share to “old economy” stocks like Exxon Mobil and Berkshire Hathaway. Unsettled capital markets and heightened geopolitical risk drove a flight to investments with defensive attributes, and many of KMF’s portfolio investments have benefited from this shift in investor sentiment.

As part of the strategic shift during fiscal 2020, we meaningfully increased the Fund’s holdings of U.S. utilities and renewable infrastructure companies to capitalize on the accelerating transition to lower carbon energy. At the end of that year, those two subsectors comprised approximately one-half of KMF’s portfolio. We have since reduced our holdings in renewable infrastructure companies as we believed the midstream sector offered a better near-term value proposition. While we continue to have conviction on the intermediate to longer-term outlook for the renewable sector, we tactically position the portfolio in the short term for the most attractive risk-adjusted returns. The pie chart below summarizes KMF’s allocations to key energy infrastructure subsectors at the end of fiscal 2022. At year end, combined investments in NextGen companies, which includes most of our investments in the renewable infrastructure, U.S. utilities, and natural gas & LNG subsectors, represents approximately 60% of the

____________

Endnotes can be found on page 7.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

portfolio.(12) The Fund’s Benchmark for fiscal 2023 has similar subsector allocations as were used in fiscal 2022.(13) Importantly, this benchmark should be seen as a directional target for subsector allocations over the intermediate term — we do not believe rigid portfolio allocation guidelines are in stockholders’ best interests.

As we contemplate the outlook for the next few years, we believe energy infrastructure companies are positioned for success — business fundamentals for the companies in our portfolio are excellent, corporate governance is greatly improved, and balance sheets are as healthy as any time in the past decade. Furthermore, the defensive attributes of these businesses compare favorably in the current economic environment. Importantly, fundamentals in the broader energy markets remain constructive. Global energy demand is poised to exceed pre-COVID levels and is set to grow consistently over the next decade. North American energy companies remain steadfastly committed to generating free cash flow, returning capital to shareholders, and growing production at a responsible pace. Collective adherence to this “new” business model bodes well for the stability of the domestic midstream and natural gas & LNG subsectors over the next decade.

Additionally, we are witnessing a permanent, seismic shift in the nature of global energy supply and demand: an understanding that not all molecules and electrons are created equal. Unfortunately, we are also witnessing how disruptive it is when energy is not readily available. The megatrends of decarbonization and energy security have collided to create a durable, global “bid” on low-carbon, responsibly produced, secure sources of energy. More than 70 countries (including China, the U.S., and the European Union) and 3,000 corporations have set net zero targets, and consistent progress towards these goals create enormous near-term and long-term economic opportunities for KMF’s renewable infrastructure and utility investments.(14)

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Endnotes can be found on page 7.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

Higher interest rates are naturally a headwind for companies with deep project backlogs (including certain companies in KMF’s portfolio), but this is a manageable situation in our view. Between the strong balance sheets of best-in-class companies, billions of dollars in non-dilutive government funding available for energy transition projects, and significant appetite for renewable infrastructure investment in the public and private markets, the sector is positioned to navigate the current market backdrop. At the Fund level, KMF’s balance sheet is positioned for the current interest rate environment. Our decision to utilize fixed-rate leverage (as opposed to floating-rate leverage) should benefit the Fund over the next few years. While approximately one-half of the Fund’s fixed-rate leverage matures during fiscal 2023, leverage expense will not be nearly as high as it otherwise would have been. We have always believed limiting the Fund’s exposure to higher interest rates was the prudent way to operate the business. Further, KMF’s leverage level is conservative, and we have ample downside cushion to dampen the impact of any potential market dislocations.(15)

Domestic legislation like the landmark Inflation Reduction Act and the European Commission’s REPowerEU plan — replete with tax credit extensions, regional incentives, and other policy support mechanisms — create an extremely attractive commercial backdrop for new renewable infrastructure and other energy transition related investments. Commercial traction in emerging energy subsectors continues to accelerate, and we believe energy infrastructure companies are just beginning to capitalize on the multi-decade global decarbonization megatrend.

The energy infrastructure industry today — in its themes, corporate structure, and even its jargon — is fundamentally different than a decade ago. Our diverse team of industry experts embraces this evolution and is well-positioned to capitalize on opportunities emerging from this new landscape. We do this with decades of experience and a deep appreciation for, and understanding of, business cycles and the dangers of chasing investment fads.

We appreciate the trust you have placed in us, and we take this responsibility very seriously. We are very optimistic about the Fund’s prospects moving forward and look forward to executing on our investment objective of achieving high total returns with an emphasis on making cash distributions to our stockholders. Please do not hesitate to contact us with any questions or comments.

Sincerely,

James C. Baker, Jr.

Chairman of the Board

President and Chief Executive Officer

____________

Endnotes can be found on page 7.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

____________

(1)      Whenever we reference “midstream companies”, the “midstream sector” or the “midstream industry” it includes both traditional midstream companies and natural gas & LNG infrastructure companies. Traditional midstream companies are defined as midstream companies that own and/or operate midstream assets related to crude oil, refined products, natural gas liquids or water. Natural gas & LNG infrastructure companies are defined as midstream companies that primarily own and/or operate midstream assets related to natural gas or liquefied natural gas. “Overweight” relative to KMF’s Benchmark detailed in footnote 7.

(2)      Energy transition refers to the global energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

(3)      Measurement period of May 31, 2020 through November 30, 2022.

(4)      Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(5)      Source: BloombergNEF 2022 New Energy Outlook scenarios. BloombergNEF’s modeled scenarios indicate that achieving “net zero” global carbon emissions by 2050 corresponds with 1.75 degrees Celsius of warming.

(6)      Based on the difference between the Fund’s Net Asset Return and the total return of KMF’s Benchmark.

(7)      KMF’s Benchmark is a composite of energy infrastructure companies. For fiscal 2022, this composite is comprised of an 50% weighting to the midstream sector, a 35% weighting to the renewable infrastructure sector and a 15% weighting to the U.S. utility sector. The subsector allocations for this composite were established by Kayne Anderson at the beginning of fiscal 2022 based on the estimated target subsector allocations of the Fund’s assets over the intermediate term. KMF’s portfolio holdings and/or subsector allocations may change at any time. Returns for each period are total returns (assuming reinvestment of dividends).

(8)      The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).

(9)      The benchmark for the renewable infrastructure sector is a composite total return of 41 domestic and international renewable infrastructure and utility companies (calculated on a market-cap weighted basis with individual constituents capped at a 10% weighting).

(10)    The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR (XLU), which is an exchange-traded fund (“ETF”) linked to the Utilities Select Sector Index (IXU), a sub-set of the S&P 500.

(11)    Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program).

(12)    We consider NextGen companies to be energy companies and infrastructure companies that are meaningfully participating in, or benefiting from, the energy transition. For these purposes, we include renewable infrastructure companies, natural gas & LNG infrastructure companies, and certain utility companies.

(13)    For fiscal 2023, KMF’s Benchmark is a composite that is comprised of an 50% weighting to the midstream sector, a 30% weighting to the renewable infrastructure sector and a 20% weighting to the U.S. utility sector. The subsector allocations for this composite were established by Kayne Anderson based on the estimated target subsector allocations of the Fund’s assets over the intermediate term. KMF’s portfolio holdings and/or sector allocations may change at any time.

(14)    Source: United Nations Net Zero Coalition.

(15)    Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KMF’s financial covenants.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio of Long-Term Investments by Category

Top 10 Holdings by Issuer(1)

			Percent of Long-Term Investments as of November 30,
	Holding	Category	2022	2021
1.	Enterprise Products Partners L.P.(2)	Midstream Company	7.5%	6.2%
2.	Targa Resources Corp.	Midstream Company	7.4	5.7
3.	Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	7.0	4.7
4.	The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	6.5	5.2
5.	Energy Transfer LP	Midstream Company	5.8	3.9
6.	Plains GP Holdings, L.P.(3)	Midstream Company	5.3	2.8
7.	MPLX LP	Midstream Company	4.8	4.6
8.	DT Midstream, Inc.	Natural Gas & LNG Infrastructure Company	4.2	2.8
9.	NextEra Energy Partners, LP	Renewable Infrastructure Company	3.8	3.0
10.	TC Energy Corporation	Natural Gas & LNG Infrastructure Company	3.6	3.6

(1)  Includes ownership of equity and debt investments.

(2)  Includes ownership of common and preferred units.

(3)  Includes ownership of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of November 30, 2022, we had total assets of $587 million, net assets applicable to our common stockholders of $464 million (net asset value of $9.82 per share), and 47.2 million shares of common stock outstanding. As of November 30, 2022, we held $570 million in equity investments and $6 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2022

Investment Income.    Investment income totaled $4.2 million for the quarter. We received $6.7 million of dividends and distributions, of which $2.5 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $3.7 million, including $1.8 million of investment management fees, $1.1 million of interest expense, $0.4 million of preferred stock distributions and $0.4 million of other operating expenses.

Net Investment Income.    Our net investment income totaled $0.5 million.

Net Realized Gains.    We had net realized gains of $5.2 million, including $3.3 million of realized gains on forward currency contracts, $0.1 million of net realized gains from option activity and $0.1 million of realized losses on foreign currency transactions.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $13.6 million, including $2.7 million of unrealized losses on forward currency contracts.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $7.9 million.

Results of Operations — For the Fiscal Year Ended November 30, 2022

Investment Income.    Investment income totaled $14.4 million. We received $28.1 million of dividends and distributions, of which $13.7 million was treated as return of capital and $0.4 million was treated as distributions in excess of cost basis. Return of capital was increased by $0.6 million during the year due to 2021 tax reporting information that we received in fiscal 2022. Interest income was $0.4 million.

Operating Expenses.    Operating expenses totaled $15.0 million, including $7.7 million of investment management fees, $4.4 million of interest expense, $1.5 million of preferred stock distributions and $1.4 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $0.6 million.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Realized Gains.    We had net realized gains of $17.5 million, including $5.2 million of realized gains on forward currency contracts, $0.2 million of net realized gains from option activity and $0.1 million of realized losses on foreign currency transactions.

Net Change in Unrealized Gains.    We had unrealized gains of $61.1 million, which includes $0.4 million of unrealized gains on forward currency contracts.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $78.0 million.

Management Discussion of Fund Performance

See Letter to Stockholders for a more fulsome discussion of the Fund’s performance during the fiscal year ended November 30, 2022.

The below graph illustrates the hypothetical growth of $10,000 based upon the total return performance of the Fund’s common share price (“KMF Market Price”) and net asset value per share price (“KMF NAV”) for the 10-year period ended November 30, 2022 as compared to the total return of the Alerian MLP Index (“AMZ”).

Growth of Hypothetical $10,000 Investment

____________

(1)    KMF Market Price and NAV return assume that distributions have been reinvested at actual prices pursuant to the Fund’s dividend reinvestment plan. Return reflects the deduction of management fees and expenses but does not reflect transaction fees or broker commissions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

The table and graph do not reflect any deduction for taxes that a shareholder may pay on distributions or the disposition of Fund shares. Index performance is shown for illustrative purposes only and does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

The AMZ is an index of energy infrastructure Master Limited Partnerships (MLPs). The AMZ is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

Distributions to Common Stockholders

On December 14, 2022, KMF declared a quarterly distribution of $0.16 per common share for the fourth quarter, which was paid on January 11, 2023. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income as defined below, realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2022	Fiscal Year Ended November 30, 2022
Distributions and Other Income from Investments
Dividends and Distributions	$6.7	$28.1
Interest Income	0.1	0.4
Net Premiums Received from Call Options Written	—	0.2
Total Distributions and Other Income from Investment	$6.8	$28.7
Expenses
Investment Management Fee	(1.8)	(7.7)
Other Expenses	(0.4)	(1.4)
Interest Expense	(1.1)	(4.4)
Preferred Stock Distributions	(0.4)	(1.5)
Net Distributable Income (NDI)	$3.1	$13.7
Weighted Shares Outstanding	47.2	47.2
NDI per Weighted Share Outstanding	$0.067	$0.292

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At November 30, 2022, we had total leverage outstanding of $122 million, which represented 21% of total assets. Total leverage was comprised of $80 million of senior unsecured notes (“Notes”) and $42 million of mandatory redeemable preferred stock (“MRP Shares”). At such date, we had $6 million of cash and cash equivalents. As of January 20, 2023, we had $9 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and we had $2 million of cash.

Our Credit Facility has a total commitment of $50 million and matures on February 24, 2023. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. As of November 30, 2022, we did not have any borrowings under the Credit Facility.

Our unsecured revolving credit facility with Sumitomo Mitsui Banking Corporation (“Bank Facility”) has a total commitment of $20 million. The Bank Facility has a three-year term, maturing August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of November 30, 2022, we did not have any borrowings under the Bank Facility.

At November 30, 2022, we had $80 million of Notes outstanding that mature between 2023 and 2025 and we had $42 million of MRP Shares outstanding that are subject to mandatory redemption in 2024 and 2026. We have $62 million of Notes that are scheduled to mature in fiscal 2023. We expect to refinance these maturities with borrowings under our Credit Facility and/or Bank Facility, or with cash on hand.

At November 30, 2022, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 731% for debt and 481% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage. At this time, we target asset coverage ratios that provide at least 40% of cushion relative to our financial covenants (i.e., market values could decline by approximately this amount before our asset coverage ratios would be equal to our financial covenants). Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of November 30, 2022, our total leverage consisted 84% of fixed rate obligations and 16% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.81%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2022
(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Long-Term Investments — 124.3%
Equity Investments(1) — 123.0%
Midstream Company(2) — 48.9%
Aris Water Solutions, Inc.	140	$2,207
Enbridge Inc.(3)	336	13,855
Energy Transfer LP(4)	2,632	33,001
Enterprise Products Partners L.P.(4)	1,032	25,614
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(5)(6)(7)	18	17,336
Magellan Midstream Partners, L.P.(4)	59	3,120
MPLX LP(4)	816	27,732
ONEOK, Inc.	161	10,766
Pembina Pipeline Corporation(3)	495	18,065
Plains GP Holdings, L.P.(8)	1,591	21,051
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)	690	9,123
Targa Resources Corp.(10)	572	42,546
Western Midstream Partners, LP(4)	90	2,509
		226,925
Natural Gas & LNG Infrastructure Company(2)(11) — 32.9%
Cheniere Energy, Inc.	230	40,368
Cheniere Energy Partners, L.P.(4)	160	9,951
DT Midstream, Inc.	402	24,223
Kinder Morgan, Inc.	719	13,749
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(5)(6)(12)(13)(14)	1,375	6,531
TC Energy Corporation(3)	464	20,647
The Williams Companies, Inc.	1,068	37,073
		152,542
Renewable Infrastructure Company(2)(11) — 21.6%
Atlantica Sustainable Infrastructure plc(3)	520	14,505
Brookfield Renewable Corporation — Class A(3)(8)	202	6,573
Brookfield Renewable Partners L.P.(3)(8)	445	12,578
Clearway Energy, Inc. — Class A	231	7,592
Clearway Energy, Inc. — Class C	161	5,702
Corporacion Acciona Energias Renovables, S.A.(3)	175	6,949
Enviva Inc.	154	8,747
Innergex Renewable Energy Inc.(3)	544	6,812
NextEra Energy Partners, LP	275	22,111
Northland Power Inc.(3)	308	8,718
		100,287

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2022
(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Utility Company(2) — 19.6%
Algonquin Power & Utilities Corp. — Convertible Preferred Units(3)(11)(15)	49	$1,284
American Electric Power Company, Inc.	22	2,101
Dominion Energy, Inc.(11)	147	8,995
Duke Energy Corporation(11)	143	14,250
Evergy, Inc.(11)	56	3,339
Eversource Energy	98	8,079
NextEra Energy, Inc.(11)	156	13,208
NRG Energy, Inc.	33	1,414
Sempra Energy(11)	84	13,960
The AES Corporation(11)	157	4,526
TransAlta Corporation(3)(11)	540	5,039
Xcel Energy Inc.(11)	206	14,465
		90,660
Total Equity Investments (Cost — $464,519)		570,414
	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 1.3%
Midstream Company(2) — 1.2%
Energy Transfer LP(4)	5.30%	4/15/47	$250	211
EQM Midstream Partners, LP	7.50	6/1/30	333	330
EQM Midstream Partners, LP	6.50	7/15/48	6,000	4,652
Plains All American Pipeline, L.P.(4)	4.90	2/15/45	250	196
				5,389
Natural Gas & LNG Infrastructure Company(2)(11) — 0.1%
Kinder Morgan, Inc.	5.55	6/1/45	250	232
The Williams Companies, Inc.	5.10	9/15/45	250	222
				454
Total Debt Investments (Cost — $6,967)				5,843
Total Long-Term Investments (Cost — $471,486)				576,257

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2022
(amounts in 000’s, except number of option contracts)

Description	No. of Shares/Units	Value
Short-Term Investment — Money Market Fund — 1.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 3.60%(16) (Cost — $5,840)	5,840	$5,840
Total Investments — 125.6% (Cost — $477,326)		582,097
Liabilities	Strike Price	Expiration Date	No. of Contracts	Notional Amount(17)
Call Option Contracts Written(14)
Midstream Company(2)
Targa Resources Corp.	$85.00	1/20/23	2	$15	—
Targa Resources Corp.	82.50	1/20/23	125	930	(15)
Total Call Option Contracts Written (Premiums Received — $15)					(15)

Debt					(80,091)
Mandatory Redeemable Preferred Stock at Liquidation Value					(41,491)
Other Assets in Excess of Other Liabilities					3,120
Net Assets Applicable to Common Stockholders					$463,620

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to the Glossary of Key Terms for definitions.

(3)    Foreign security.

(4)    Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. The Fund had 20.4% of its total assets invested in qualified publicly-traded partnerships at November 30, 2022. It is the Fund’s intention to be treated as a RIC for tax purposes.

(5)    The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2022, the aggregate value of restricted securities held by the Fund was $32,990 (5.6% of total assets), which included $9,123 of Level 2 securities and $23,867 of Level 3 securities. See Note 7 — Restricted Securities.

(6)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(7)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)    This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(9)    The Fund’s ownership of Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2022, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2022
(amounts in 000’s, except number of option contracts)

(10)  Security or a portion thereof is segregated as collateral on option contracts written.

(11)  For the purposes of the Fund’s investment policies, it considers NextGen Companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes, the Fund includes Natural Gas & LNG Infrastructure Companies, Renewable Infrastructure Companies and certain Utility Companies as NextGen Companies.

(12)  The Fund believes that it is an affiliate of Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(13)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

(14)  Security is non-income producing.

(15)  Algonquin Power & Utilities Corp. Convertible Preferred Units (“AQNU”) consist of a 1/20, or 5%, undivided beneficial interest in a $1,000 principal amount remarketable senior note of Algonquin Power & Utilities Corp. (“AQN”) due June 15, 2026, and a contract to purchase AQN common shares on June 15, 2024 based on a reference price determined by the volume-weighted average AQN common share price over the preceding 20 day trading period. AQNU pays quarterly distributions at a rate of 7.75% per annum.

(16)  The rate indicated is the yield as of November 30, 2022.

(17)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of November 30, 2022.

At November 30, 2022, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	80.0%
Canada	16.3%
Europe/U.K.	3.7%

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2022
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $464,604)	$569,726
Affiliated (Cost — $6,882)	6,531
Short-term investments (Cost — $5,840)	5,840
Cash	503
Deposits with brokers	225
Receivable for securities sold	2,383
Dividends, distributions and interest receivable (Cost — $1,318)	1,317
Deferred credit facility offering costs and other assets	345
Total Assets	586,870

LIABILITIES
Investment management fee payable	593
Accrued directors’ fees	81
Call option contracts written (Premiums received — $15)	15
Accrued expenses and other liabilities	1,588
Notes	80,091
Unamortized notes issuance costs	(101)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,659,657 shares issued and outstanding)	41,491
Unamortized mandatory redeemable preferred stock issuance costs	(508)
Total Liabilities	123,250
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$463,620

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (47,197,462 shares issued and outstanding,198,340,343 shares authorized)	$47
Paid-in capital	765,845
Total distributable earnings (loss)	(302,272)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$463,620
NET ASSET VALUE PER COMMON SHARE	$9.82

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2022
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$28,146
Money market mutual funds	1
Total dividends and distributions (after foreign taxes withheld of $1,028)	28,147
Return of capital	(13,739)
Distributions in excess of cost basis	(447)
Net dividends and distributions	13,961
Interest income	442
Total Investment Income	14,403
Expenses
Investment management fees	7,701
Professional fees	418
Directors’ fees	316
Administration fees	231
Insurance	181
Reports to stockholders	118
Custodian fees	62
Other expenses	154
Total Expenses — before interest expense and preferred distributions	9,181
Interest expense including amortization of offering costs	4,356
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,455
Total Expenses	14,992
Net Investment Loss	(589)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	12,280
Forward currency contracts	5,203
Foreign currency transactions	(132)
Options	166
Net Realized Gains	17,517
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	61,062
Investments — affiliated	(351)
Forward currency contracts	398
Foreign currency translations	1
Net Change in Unrealized Gains	61,110
Net Realized and Unrealized Gains	78,627
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$78,038

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s)

	For the Fiscal Year Ended November 30,
	2022	2021
OPERATIONS
Net investment loss(1)	$(589)	$(829)
Net realized gains	17,517	22,274
Net change in unrealized gains	61,110	83,883
Net Increase in Net Assets Resulting from Operations	78,038	105,328

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(4,476)	(144)
Distributions — return of capital	(24,786)	(21,567)
Dividends and Distributions to Common Stockholders	(29,262)	(21,711)
Total Increase in Net Assets Applicable to Common Stockholders	48,776	83,617
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	414,844	331,227
End of year	$463,620	$414,844

____________

(1)    Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)    Distributions paid to common stockholders for the fiscal years ended November 30, 2022 and 2021 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2022
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$78,038
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	13,739
Distributions in excess of cost basis	447
Net realized gains (excluding foreign currency transactions)	(12,446)
Net change in unrealized gains (excluding foreign currency translations)	(60,711)
Net change in unrealized gains from forward currency contracts	(398)
Accretion of bond discounts, net	(4)
Purchase of long-term investments	(97,269)
Proceeds from sale of long-term investments	152,398
Purchase of short-term investments, net	(5,840)
Amortization of deferred debt offering costs	431
Amortization of mandatory redeemable preferred stock offering costs	157
Decrease in deposits with brokers	43
Increase in receivable for securities sold	(2,383)
Decrease in dividends, distributions and interest receivable	9
Decrease in other assets	19
Decrease in payable for securities purchased	(11)
Decrease in investment management fee payable	(10)
Increase in premiums received on call option contracts written	15
Increase in accrued directors’ fees	25
Increase in accrued expenses and other liabilities	77
Net Cash Provided by Operating Activities	66,326
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(33,000)
Redemption of notes	(4,424)
Costs associated with renewal of credit facility	(286)
Cash distributions paid to common stockholders	(29,262)
Net Cash Used in Financing Activities	(66,972)
NET CHANGE IN CASH	(646)
CASH — BEGINNING OF YEAR	1,149
CASH — END OF YEAR	$503

____________

Supplemental disclosure of cash flow information:

During the fiscal year ended November 30, 2022, interest paid related to debt obligations was $3,978.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2022	2021	2020
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.79	$7.02	$11.31
Net investment income (loss)(2)	(0.01)	(0.01)	(0.15)
Net realized and unrealized gains (losses)	1.66	2.24	(3.66)
Total income (loss) from operations	1.65	2.23	(3.81)
Common dividends — dividend income(3)	(0.09)	—	(0.47)
Common distributions — long-term capital gains(3)	—	—	—
Common distributions — return of capital(3)	(0.53)	(0.46)	(0.01)
Total dividends and distributions — common	(0.62)	(0.46)	(0.48)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	—	—
Effect of issuance of common stock	—	—	—
Effect of common stock repurchased	—	—	—
Net asset value, end of period	$9.82	$8.79	$7.02
Market value per share of common stock, end of period	$8.03	$7.13	$5.25
Total investment return based on common stock market value(4)	21.8%	45.1%	(41.0)%
Total investment return based on net asset value(5)	20.9%	33.7%	(32.7)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$463,620	$414,844	$331,227
Ratio of expenses to average net assets
Management fees(7)	1.7%	1.7%	1.9%
Other expenses	0.3	0.4	0.4
Subtotal	2.0	2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	1.3	3.2
Management fee waiver	—	—	—
Excise taxes	—	—	—
Total expenses	3.3%	3.4%	5.5%
Ratio of net investment income (loss) to average net assets(2)	(0.1)%	(0.2)%	(2.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	17.2%	26.8%	(50.7)%
Portfolio turnover rate	16.0%	29.7%	51.8%
Average net assets	$454,311	$392,637	$354,957
Notes outstanding, end of period(8)	$80,091	$84,515	$84,515
Credit facility outstanding, end of period(8)	—	$33,000	$4,000
Term loan outstanding, end of period(8)	—	$—	$—
Mandatory redeemable preferred stock, end of period(8)	$41,491	$41,491	$27,542
Average shares of common stock outstanding	47,197,462	47,197,462	47,197,462
Asset coverage of total debt(9)	730.7%	488.3%	505.3%
Asset coverage of total leverage (debt and preferred stock)(10)	481.3%	360.9%	385.4%
Average amount of borrowings per share of common stock during the period(1)	$2.53	$2.40	$2.67
See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2019	2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57	$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.10)	(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	(0.29)	(0.19)		(2.10)	1.43
Total income (loss) from operations	(0.39)	(0.37)		(1.96)	1.36
Common dividends — dividend income(3)	—	(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—	—		—	—
Common distributions — return of capital(3)	(0.93)	(1.10)		(1.27)	—
Total dividends and distributions — common	(0.93)	(1.20)		(1.30)	(1.50)
Offering expenses associated with the issuance of common stock	—	(0.01	)(11)	—	—
Effect of shares issued in reinvestment of distributions	—	—		—	(0.01)
Effect of issuance of common stock	—	—		—	—
Effect of common stock repurchased	0.06	—		—	—
Net asset value, end of period	$11.31	$12.57		$14.15	$17.41
Market value per share of common stock, end of period	$9.65	$10.96		$12.88	$15.33
Total investment return based on common stock market value(4)	(4.2)%	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(5)	(2.1)%	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$533,957	$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(7)	1.8%	1.8%		1.7%	1.8%
Other expenses	0.3	0.4		0.4	0.5
Subtotal	2.1	2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	1.8		1.7	3.8
Management fee waiver	—	—		—	—
Excise taxes	—	—		—	—
Total expenses	4.0%	4.0%		3.8%	6.1%
Ratio of net investment income (loss) to average net assets(2)	(0.8)%	(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(2.7)%	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	30.0%	21.9%		25.5%	48.2%
Average net assets	$604,030	$420,605		$360,869	$314,015
Notes outstanding, end of period(8)	$200,923	$200,923		$91,000	$91,000
Credit facility outstanding, end of period(8)	$—	$24,000		$—	$—
Term loan outstanding, end of period(8)	$—	$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(8)	$75,000	$75,000		$35,000	$35,000
Average shares of common stock outstanding	47,903,748	30,639,065		22,034,170	21,975,582
Asset coverage of total debt(9)	403.1%	406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(10)	293.5%	304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.25	$4.39		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61
Total income (loss) from operations	(18.12)		5.60	8.55
Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—
Total dividends and distributions — common	(3.82	)(12)	(1.91)	(1.81)
Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—
Net asset value, end of period	$17.56		$39.51	$35.75
Market value per share of common stock, end of period	$15.46		$35.82	$32.71
Total investment return based on common stock market value(4)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(5)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(7)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2
Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1
Total expenses	5.0%		3.6%	3.9%
Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(8)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(8)	$—		$—	$50,000
Term loan outstanding, end of period(8)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(8)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(9)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(10)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)    Based on average shares of common stock outstanding.

(2)    Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)    The information presented for each period is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)    Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)    Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)    Unless otherwise noted, ratios are annualized.

(7)    Ratio reflects total management fee before waiver, if any.

(8)    Principal/liquidation value.

(9)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(10)  Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(11)  Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”).

(12)  Includes special distribution of $1.80 per share paid in July 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

1.     Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in NextGen Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.” For more information about the Fund’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5 and effective September 1, 2022, the Board of Directors designated KA Fund Advisors, LLC (“KAFA”), the Fund’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Fund’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Fund’s portfolio holdings in accordance with the Fund’s valuation program, as adopted by the Board. KAFA’s internal valuation process did not change as a result of Rule 2a-5, and it continues to receive a valuation report from a third-party firm for fair valued (Level 3) securities.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the fiscal year ended November 30, 2022, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of the Fund’s investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Fund such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Fund’s total assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2022, the Fund held 5.1% of its net assets applicable to common stockholders (4.1% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at November 30, 2022, was $23,867. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

Forward currency contracts.    The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund may utilize forward contracts for foreign currency hedging purposes or volatility management purposes.

When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation date, and unrealized appreciation or depreciation is recorded as the difference between the contractual exchange rates and the forward exchange rates as of each valuation date applied to the notional amount of each contract. A realized gain or loss is recorded at the time the forward contract expires. The value of the forward currency contracts is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. For details on valuation, see Note 2 — Significant Accounting Policies — Investment Valuation.

The Fund expects to hedge a significant portion of its foreign currency rate risk but may have forward currency contracts that exceed or are less than the amount of foreign currency risk on any given date. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. These contracts may involve market risk in excess of the net receivable or payable reflected on the Statement of Assets and Liabilities. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

For the Fiscal Year Ended November 30, 2022
Dividends and distributions (before foreign taxes withheld of $1,028, and excluding distributions in excess of cost basis)	$28,728
Dividends and distributions — % return of capital	49%
Return of capital — attributable to net realized gains (losses)	$1,052
Return of capital — attributable to net change in unrealized gains (losses)	12,687
Total return of capital	$13,739

For the fiscal year ended November 30, 2022, the Fund estimated the return of capital portion of dividends and distributions received to be $13,109 (46%). During the fiscal year ended November 30, 2022, the Fund increased its return of capital estimate for the year by $630 due to 2021 tax reporting information received by the Fund in fiscal 2022. As a result, the return of capital percentage for the fiscal year ended November 30, 2022 was 49%. In addition, for the fiscal year ended November 30, 2022, the Fund estimated the cash distributions received that were in excess of cost basis to be $447.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Fund holds may have been purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the fiscal year ended November 30, 2022, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared on or before the due date of its tax return, including any extensions (September 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2018 remain open and subject to examination by federal and state tax authorities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any interest, dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding.

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, bank facility or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Fund has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2022, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$570,414	$530,475	$16,072	(1)	$23,867
Debt investments	5,843	—	5,843		—
Short-term Investments	5,840	5,840	—		—
Total assets at fair value	$582,097	$536,315	$21,915		$23,867
Liabilities at Fair Value
Call options written	$15	—	$15		—

____________

(1)    As of November 30, 2022, this amount represents (a) the value of the Fund’s foreign securities that were priced by an independent pricing service (see Note 2 — Significant Accounting Policies for the investment valuation of foreign securities) and (b) the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2022, the Fund had Notes outstanding with an aggregate principal amount of $80,091 and 1,659,657 shares of MRP Shares outstanding with a total liquidation value of $41,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2022, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes	$80,091	$79,400
MRP Shares	$41,491	$39,500

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2022.

Equity Investments
Balance — November 30, 2021	$19,454
Purchases	6,882
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(2,469)
Balance — November 30, 2022	$23,867
Net change in unrealized gain (loss) of investments still held at November 30, 2022	$(2,469)

The purchase of $6,882 relates to the Fund’s investment in Streamline Innovations Holdings, Inc. (“Streamline”) Series C Preferred Shares, that was made in the third quarter of fiscal 2022.

The $2,469 of unrealized losses relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. KAFA, as the Fund’s Valuation Designee, has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

redeemed by EPD upon the next step-down in Redemption Price (September 30, 2024) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Fund estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded preferred securities of similar investment grade issuers in the energy industry over their publicly traded notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Fund applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Fund’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

As part of the process to determine this investment’s fair value, KAFA utilizes three valuation methodologies to determine the estimated value of the Series C Preferred Shares assuming such shares have been converted into common equity. Two of the methodologies use multiples analysis based on forecasted EBITDA and the third is based on a discounted cash flow model. A range of per share values is derived from these three methodologies. An illiquidity discount is then applied to this range of values and a per share value within the resulting range is selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2022:

Quantitative Table for Valuation Techniques

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Assets Fair Value				Low	High	Average
EPD Convertible	$17,336	- Discounted cash flow analysis	- Discount rate	6.7%	7.8%	7.3%
Preferred Units			- Illiquidity discount	2.8%	2.8%	2.8%
Streamline Series C Preferred Shares	6,531	- EV/EBITDA multiples	- 2023 EV/EBITDA multiples	7.3x	8.3x	7.8x
			- 2024 EV/EBITDA multiples	6.5x	7.5x	7.0x
		- Discounted cash flow analysis	- Discount rate	25%	25%	25%
	$23,867		- Illiquidity discount	15%	15%	15%

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

4.     Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At November 30, 2022, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies(1)	100.0%
Equity securities	99.0%
NextGen Companies(1)	57.7%
Debt securities	1.0%
Securities of PTPs	20.8%
Largest single issuer	7.5%
Restricted securities	5.7%

____________

(1)    Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

For more information about the principal risks of investing in the Fund see Investment Objective, Policies and Risks.

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The investment management agreement has a current term through April 30, 2023 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2022, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as the Kayne Anderson appointed director of Streamline. The Fund believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in Streamline and Kayne Anderson’s director designation right.

The following table summarizes the Fund’s investments in affiliates as of and for the fiscal year ended November 30, 2022:

	No. of Shares(2) (in 000’s)	Value	Dividends/Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
Investment(1)
Streamline Innovations Holdings, Inc.	1,375	$ 6,531	$ —	$ —	$ (351)

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the fiscal year ended November 30, 2022, the Fund purchased 1,375 units of Streamline Series C Preferred Shares. During the fiscal year ended November 30, 2022, there were no sales of any affiliates.

6.     Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of November 30, 2022, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

During the fiscal year ended November 30, 2022, the Fund reclassified $4,008 from paid in capital to total distributable earnings (loss) primarily due to taxable distributions in excess of taxable income and the permanent differences between the GAAP and tax treatment of the amortization of offering costs for MRP Shares.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2022, the Fund did not have any undistributed ordinary income or long-term capital gains. The following table sets forth the components of accumulated income or deficit for the Fund.

As of November 30, 2022
Capital loss carryforward	$(401,837)
Unrealized appreciation of investments	99,570
Total accumulated income (deficit)	$(302,267)

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with KYE. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2022, the Fund had approximately $55,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2022, the tax character of the total $29,262 distributions paid to common stockholders was $4,476 of dividend income and $24,786 of return of capital. The tax character of the total $1,298 distributions paid to holders of MRP Shares was dividend income.

For purposes of determining the tax character of the dividends/distributions paid to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

At November 30, 2022, the cost basis of investments for federal income tax purposes was $482,522, and the premiums received on outstanding option contracts written were $15. At November 30, 2022, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$141,755
Gross unrealized depreciation of investments (including options, if any)	(42,180)
Net unrealized appreciation of investments before foreign currency related translations	99,575
Unrealized depreciation on foreign currency related translations	(5)
Net unrealized appreciation of investments	$99,570

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

7.     Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At November 30, 2022, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P. – Plains AAP, L.P.(1)	(2)	(3)	690	$682	$9,123	$13.23	2.0%	1.5%
Level 3 Investments(4)
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$16,339	$17,336	$982.96	3.7%	3.0%
Streamline Innovations Holdings, Inc.
Series C Preferred Units	(2)	(6)	1,375	6,882	6,531	4.75	1.4	1.1
Total				$23,221	$23,867		5.1%	4.1%
Total of all restricted investments				$23,903	$32,990		7.1%	5.6%

____________

(1)    The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of November 30, 2022, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

(3)    The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)    Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)    Unregistered or restricted security of a publicly-traded company.

(6)    Unregistered or restricted security of a private company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $1,782 of call options during the fiscal year ended November 30, 2022.

Interest Rate Swap Contracts — As of November 30, 2022, the Fund did not have any interest rate swap contracts outstanding.

Forward Currency Contracts — During the fiscal year ended November 30, 2022, the Fund had average ending monthly forward currency contract values to buy and sell of $64,357 and $63,115, respectively.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of November 30, 2022
Call options written	Call option contracts written	$(15)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Fiscal Year Ended November 30, 2022
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Forward currency contracts	Forward currency contracts	$5,203	$398
Call options written	Options	166	—
		$5,369	$398

9.     Investment Transactions

For the fiscal year ended November 30, 2022, the Fund purchased and sold securities in the amounts of $97,269 and $152,398 (excluding short-term investments and forward currency contracts, if any).

10.   Credit Facilities

As of November 30, 2022, the Fund had a $50,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 24, 2023. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2022, the average amount outstanding under the Credit Facility was $37,660 with a weighted average rate of 2.52%. As of November 30, 2022, the Fund did not have any borrowings outstanding under the Credit Facility.

As of November 30, 2022, the Fund had a $20,000 unsecured revolving credit facility (“Bank Facility”) that matures on August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund pays a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility.

For the fiscal year ended November 30, 2022, the average amount outstanding under the Bank Facility was $885 with a weighted average rate of 2.82%. As of November 30, 2022, the Fund did not have any borrowings outstanding under the Bank Facility.

As of November 30, 2022, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Bank Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

11.   Notes

At November 30, 2022, the Fund had $80,091 aggregate principal amount of Notes outstanding. During the fiscal year ended November 30, 2022, the Fund redeemed $4,424 of Notes.

The table below sets forth a summary of the redemptions and key terms of each series of Notes outstanding at November 30, 2022.
Series	Principal Outstanding, November 30, 2021	Principal Redeemed	Principal Outstanding, November 30, 2022	Unamortized Issuance Costs	Estimated Fair Value November 30, 2022	Fixed Interest Rate	Maturity
C	$4,424	$(4,424)	$—	$—	$—	4.00%	3/22/22
D	40,000	—	40,000	27	39,900	3.34%	5/1/23
H	21,856	—	21,856	22	21,800	3.72%	8/8/23
I	18,235	—	18,235	52	17,700	3.82%	8/8/25
	$84,515	$(4,424)	$80,091	$101	$79,400

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of November 30, 2022, the weighted average interest rate on the outstanding Notes was 3.55%.

As of November 30, 2022, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At November 30, 2022, the Fund was in compliance with all covenants under the Notes agreements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

12.   Preferred Stock

At November 30, 2022, the Fund had 1,659,657 shares of MRP Shares outstanding, with a total liquidation value of $41,491 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at November 30, 2022.
Series	Liquidation Value November 30, 2022	Unamortized Issuance Costs	Estimated Fair Value November 30, 2022	Rate	Mandatory Redemption Date
H	$9,491	$73	$9,100	4.07%	12/1/24
I	20,000	253	19,800	3-month LIBOR + 175 bps	6/1/26
J	12,000	182	10,600	2.44%	9/1/26
	$41,491	$508	$39,500

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of November 30, 2022, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At November 30, 2022, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.   Common Stock

At November 30, 2022, the Fund had 198,340,343 shares of common stock authorized and 47,197,462 shares outstanding. As of November 30, 2022, KAFA owned 4,000 shares of the Fund. During the fiscal years ended November 30, 2022 and November 30, 2021, there were no common stock transactions.

14.   Subsequent Events

On December 14, 2022, the Fund declared a quarterly distribution of $0.16 per common share for the fourth quarter. The total distribution of $7,552 was paid January 11, 2023. Of this total, pursuant to the Fund’s dividend reinvestment plan, $297 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Natural Gas & LNG Infrastructure Companies” means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson NextGen Energy & Infrastructure, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) as of November 30, 2022, the related statements of operations and cash flows for the year ended November 30, 2022, the statement of changes in net assets applicable to common stockholders for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the ten years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the ten years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, issuer, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

January 26, 2023

We have served as the auditor of one or more investment companies in the Kayne Anderson Funds Family since 2004.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Investment Objective and Policies

References to “we” “us” “our” or “the Fund” in this section are references to KMF. See Glossary of Key Terms for definitions of capitalized terms.

Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to stockholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The following are our non-fundamental investment policies, under normal market conditions:

•   We will invest at least 80% of our total assets in securities of Energy Companies and Infrastructure Companies.

•   We will invest in equity securities (e.g., common equity and preferred equity) and convertible securities of Energy Companies and Infrastructure Companies.

•   We expect to invest the majority of our assets in securities of “NextGen” companies, which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

•   We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of any public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•   We may invest up to but not more than 30% of our total assets in debt securities, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Up to but not more than 10% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (a “Ratings Agency”). The balance of such debt investments may be invested in securities which are rated at least “B-” (or an equivalent rating) by a Ratings Agency or, if such securities are unrated, are determined by KAFA to be of comparable quality based on a Ratings Agency’s corporate ratings for the issuers of such securities or ratings of other securities issued by such issuers. For the purposes of determining if

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

an investment satisfies this test, we will look to the highest credit rating on such debt investment. The debt securities in which we invest may have varying maturities which will generally not exceed 30 years.

•   We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Qualified Publicly Traded Partnerships (the “25% PTP test”). We may exceed the 25% PTP test one or more days during a fiscal quarter but we will meet such test at fiscal quarter end.

•   We may invest up to 15% of our total assets in any single issuer.

•   We generally will seek to enhance our total returns through the use of our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”). Our policy is to utilize Leverage Instruments in an amount that represents approximately 25% to 30% of our total assets (our “target leverage levels”). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than our target leverage levels to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of Energy Companies and Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but we may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Principal Risks

As with all closed-end funds, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in Energy Companies and Infrastructure Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Infrastructure Company Risk

Our concentration in the energy infrastructure sector may present more risk than if we were broadly diversified over multiple sectors of the economy. Energy Infrastructure Companies, including Midstream Energy Companies, Renewable Infrastructure Companies and Utility Companies, are subject to risks specific to the energy and energy-related industries. See the Glossary of Key Terms for descriptions of these capitalized terms.

Energy Sector Risk

The revenues of Energy Infrastructure Companies, including many Midstream Energy Companies and Utilities, are often dependent upon the volumes of oil, natural gas, refined products, natural gas liquids or water produced by Energy Companies and/or consumed by customers of these commodities, and could be adversely affected by reductions in the supply of, or demand for, such energy commodities. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of distributions paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The volume of energy commodities produced and the volume of energy commodities available for transportation, storage, processing or distribution could be negatively affected by a variety of factors, including, among others, depletion of resources, depressed commodity prices, access to capital for companies engaged in the energy industry, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), limitations on leasing of additional federal lands or the issuance of permits for oil and gas drilling, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”), and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions, increased taxation, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), catastrophic events, extreme weather events, pandemics, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, or increased commodity prices.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Power Sector Risk

The revenues of Energy Infrastructure Companies, including many Utility Companies and Renewable Infrastructure Companies, are often dependent upon the availability of electric power and/or the consumption of electric power and could be adversely affected by reductions in the supply of, or demand for, such power. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of dividends paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The production or availability of electric power could be negatively affected by a variety of factors, including depressed power prices, high prices for commodities used in the generation of power, lower than expected wind, solar or hydro power resources, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), equipment malfunctions, transmission grid disruptions and maintenance difficulties. A decline in demand for power could result from factors such as increased power prices, adverse economic conditions, increased taxation, increased governmental regulation, catastrophic events, extreme weather events, equipment malfunctions, transmission grid disruptions and maintenance difficulties.

Commodity Pricing Risk

The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity or power prices, especially those companies that (i) produce energy commodities or power, (ii) consume energy commodities or power in their operations, or (iii) receive payments for services that are based on energy commodity or power prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one commodity relative to the price of another commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices can fluctuate for many different reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by producer groups such as OPEC, energy conservation, domestic and foreign governmental regulation and taxation, acts of terrorism or war and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices, and such difficulty raising capital could adversely impact the financial condition of these companies and their ability to maintain or grow cash distributions or dividends to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts or incentivize substitution in favor of other energy sources, which may adversely affect the performance of Energy Infrastructure Companies.

Regulatory Risk

Energy Infrastructure Companies are subject to significant national, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases, the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity and may vary significantly across countries, states, and local jurisdictions. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Working with national, state, and local governments to plan, site, and install energy infrastructure in compliance with such regulations can be complex, time-consuming, and costly. Violations of such regulations may subject companies to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission (“FERC”) and state authorities regulate the rates charged for services of many Energy Infrastructure Companies. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these services, which may adversely affect the financial performance of Energy Infrastructure Companies.

Emissions of greenhouse gases, including gases associated with the production and use of hydrocarbons such as carbon dioxide, methane and nitrous oxide among others contribute to a warming of the earth’s atmosphere and other adverse environmental effects, commonly referred to as “climate change.” To protect against climate change, most of the worlds’ governments, including the federal government of the United States and many states, are committed to taking action to substantially reduce emissions of greenhouse gases. The adoption and implementation of federal, state or local limits on greenhouse gas emissions from Energy Infrastructure Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of, or demand for, power, crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, greenhouse gas emissions legislation or regulation could have a material adverse impact on the financial performance of Energy Infrastructure Companies.

There is an inherent risk that Energy Infrastructure Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy Infrastructure Companies can be liable for hazardous substance releases under certain environmental statutes, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the federal Oil Pollution Act and analogous state laws and regulations. These laws impose strict, joint and several liability for costs required to clean up and restore sites where Energy Infrastructure Companies have released hazardous substances. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Infrastructure Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Energy Infrastructure Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Catastrophic Event Risk

Energy Infrastructure Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined products, water or power. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters — including floods, freezes and hurricanes — inadvertent damage to facilities and equipment and terrorist acts, including cyber-attacks. The U.S. government has issued warnings that energy assets, specifically domestic energy infrastructure such as pipelines or power transmission grids, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Infrastructure Company.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Midstream Energy Companies Risk

Midstream Energy Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risks.

Regulatory Risk

In the last several years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Midstream Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it has become much more common for opponents of energy infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in Midstream Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Energy Infrastructure Companies.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems, refined products transportation pipeline systems, and certain classes of storage facilities and related assets owned by Energy Infrastructure Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission, crude oil pipeline transportation services and refined products pipeline transportation services including the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Energy Infrastructure Companies to establish or charge rates that would cover future increases in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable rate of return. It could also become more common for regulatory agencies (such as FERC) to include the impact of carbon emissions from energy infrastructure assets as a consideration in granting permits for the construction or operation of such assets. This could result in costly delays in obtaining permits, requirements to spend additional capital to limit carbon emissions or denial of required permits to operate existing or proposed energy infrastructure assets. Any such change could have an adverse impact on the financial condition, results of operations, or cash flows of Energy Infrastructure Companies.

Over the past several years, governmental agencies have imposed more stringent protections governing hydraulic fracturing and the disposal of wastewater associated with hydraulic fracturing processes that are critical to the recovery of economic amounts of oil, natural gas and natural gas liquids by Energy Companies. Wastewater is a byproduct of hydraulic fracturing and production and, to the extent it is not recycled, must be disposed. Scientific research links the disposal of wastewater to increased earthquake activity in certain oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal in seismically sensitive regions. While we are not able to predict the likelihood that similar regulations will be adopted in other regions, additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. Midstream Energy Companies have spent (and continue to spend) significant amounts of capital building pipelines, processing, treating and storage assets to facilitate the development of oil and gas reserves and such reductions in production could have an adverse impact on the financial performance of Midstream Energy Companies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Upstream Exploration and Production Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. Energy Companies may be unsuccessful adding reserves and/or maintaining production levels for several reasons, including the lack of sufficient cash flow to fund re-investment due to a material decline in commodity prices, an inability to raise capital on favorable terms or an unwillingness to reinvest cash flow in the development (or acquisition) of new reserves. The failure to cost-effectively acquire additional reserves sufficient to replace the natural decline in production may cause the production of natural gas, natural gas liquids, crude oil and other energy commodities to decline. During recent industry downturns, including the 2020 downturn resulting from COVID-19’s severe negative impact on global demand, many Energy Companies significantly reduced capital expenditures, leading to declines in U.S. production of natural gas and crude oil. Many Energy Companies were forced to monetize reserves or acreage to manage their balance sheets and maintain adequate liquidity levels. Some Energy Companies were forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for some Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities, may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution. Midstream Energy Companies invest significant capital in assets to provide transportation, processing, treating, storage, and other services to facilitate production of these energy commodities and would be adversely impacted in the event reserves were significantly underestimated or were unable to be economically produced.

Affiliated Party Risk

Certain Midstream Energy Companies are dependent on their affiliates for a majority of their revenues. In some cases, those same affiliates are the majority owners and/or have effective control of the Midstream Energy Companies. Any failure by a Midstream Energy Company’s affiliates to satisfy their payments or obligations would impact the Midstream Energy Company’s revenues and cash flows and ability to make interest payments and distributions or dividends to their equity holders. Controlling affiliates of Midstream Energy Companies may also enter into M&A transactions or attempt to effect changes in commercial contracts that could be adverse to the Midstream Energy Company.

Contract Renegotiation/Rejection Risk

Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. For example, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids filed for bankruptcy during the last downturn. During the bankruptcy process, the

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

debtor Energy Company may be able to reject a contract that it has with a Midstream Energy Company that provides services for the debtor, which could include gathering, processing, treating, transportation or storage services. If a contract is successfully rejected during bankruptcy, the affected Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A debtor Energy Company may also threaten to reject a contract in an effort to force a renegotiation of the agreement on terms less favorable to its counterparty, the Midstream Energy Company. For these reasons, a Midstream Energy Company that provides services to an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Utility Companies Risk

Utility Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk.

Other risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of Utility Companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; the difficulty in obtaining an adequate return on invested capital or in financing large construction projects; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

Some Utility Companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for power generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utility Companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Deregulation is subjecting Utility Companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, Utility Companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a Utility Company.

In many regions, including the United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, FERC has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of

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many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the utility industry.

Renewable Infrastructure Companies Risk

Renewable Infrastructure Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk. In addition, the future growth of Renewable Infrastructure Companies may be dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation, tax credits and production credits.

The electric power produced, and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent on suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms, tornadoes or hurricanes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of the Renewable Infrastructure Companies involved in the renewable energy industry.

A portion of revenues from investments in Renewable Infrastructure Assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electric power; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of Renewable Infrastructure Assets may attempt to secure fixed prices for their power production through the use of financial hedges; but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for Renewable Infrastructure Assets. In addition, there is uncertainty surrounding the trend in electricity demand growth. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which we invest.

Decreases in Subsidies and Changes in Regulations Risk

Poor economic conditions could have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income and state tax benefits or state renewables portfolio standards that benefit Renewable Infrastructure Companies. Such conditions may also lead to adverse changes in laws or regulations. The reduction or elimination of renewable generation targets, tariffs, subsidies or tax incentives or adverse changes in law could have a material adverse effect on the profitability of some existing projects. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of clean energy investments, and the curtailment or termination of such subsidies and incentives could adversely affect the feasibility and profitability of Renewable Infrastructure Assets and the growth plan of

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Renewable Infrastructure Companies. In addition, if the various domestic and international regulations that provide incentives for renewable energy change or expire in a manner that adversely impacts the market for Renewable Infrastructure Companies, the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Infrastructure Companies could be impacted.

Renewable Infrastructure Companies also rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Infrastructure Companies could suffer.

Hydrology, Solar and Wind Changes Risk

The revenues and cash flows generated by Renewable Infrastructure Assets are often correlated to the amount of electric power generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors, and these changes could impact the profitability of Renewable Infrastructure Assets. A natural disaster could also impact water flows within the watersheds the Renewable Infrastructure Companies in which we invest operate. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions.

Operational Disruption Risk

Renewable Infrastructure Companies are exposed to risks in connection with disruptions of their operations, or to the operations of third parties on which they depend, which may be caused by technical breakdowns at power generation assets, resulting from aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shutdowns, delays or long-term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial condition and cause harm to the reputation of companies in which we invest.

Construction Risk

Renewable Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Any shortage, delay or component price change from the suppliers of equipment associated with renewable energy projects could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines. Delays in construction may also occur as a result of inclement weather, labor disruptions, technical complications or other reasons, and any resulting cost over-runs could negatively impact the income and market values of Renewable Infrastructure Companies.

In addition, tariffs on imports to the United States could affect operating or construction costs for a number of companies in which we invest. The cost of new solar power generation projects could be more challenging as a result of increases in the cost of solar panels or tariffs on imported solar panels imposed by the U.S. government on imported solar cells and modules manufactured in China. If project developers purchase solar panels containing cells manufactured in China, the purchase price for renewable energy equipment and facilities may reflect the tariff penalties mentioned above.

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Renewable Infrastructure Technology Risk

Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Infrastructure Companies may invest in and use newly developed, less proven, technologies in their development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

Increasing Competition/Market Change Risks

A significant portion of the electric power generation and transmission capacity sold by Renewable Infrastructure Assets is sold under long-term agreements with public utilities, industrial or commercial end-users or governmental entities. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they otherwise terminate such agreements prior to the expiration thereof, the business and financial condition of Renewable Infrastructure Companies could be materially and adversely affected. The power generation industry is characterized by intense competition, which may impact the ability of Renewable Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis, and as a result the affected facility may temporarily or permanently cease operations.

Changes in Tariffs Risk

The revenue that Renewable Infrastructure Assets generate from contracted concessions is often dependent on regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if Renewable Infrastructure Assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in master limited partnership (“MLP”) units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard.

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Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would also be reduced, which would reduce our net distributable income. Additionally, treatment of an MLP as a corporation for federal income tax purposes, or a transfer in ownership of MLP assets to corporations, would likely result in a reduction in the after-tax return to you.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Dependence on Limited Number of Customers and Suppliers

Certain Energy Infrastructure Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain Energy Infrastructure Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The recent COVID-19 related downturn in the energy industry put significant pressure on a number of these customers and suppliers and caused many companies operating in the energy industry to file for bankruptcy. Other public health emergencies or widespread market disruptions in the future could have similar effects. Any loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such Energy Infrastructure Companies’ results of operation and cash flow, and their ability to make distributions or dividends to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Financial markets are volatile, and Energy Infrastructure Companies may not be able to obtain new debt or equity financing on attractive terms or at all. For example, the downturn in commodity prices and economic activity associated with the COVID-19 pandemic negatively impacted the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels. Downgrades of the debt of Energy Infrastructure Companies by rating agencies during times of distress could exacerbate this

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challenge. In addition, downgrades of the credit ratings of Energy Infrastructure Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Infrastructure Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Infrastructure Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Infrastructure Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may have to reduce their distributions or dividends to manage their funding needs and may not be able to meet their obligations as they come due. Moreover, without adequate funding, many Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Political Instability Risk

The Energy Infrastructure Companies in which we may invest are subject to disruption as a result of terrorist activities (including cyber-attacks), war, and other geopolitical events. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Energy Infrastructure Companies in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Infrastructure Companies, even those that operate solely in North America.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Infrastructure Companies. Although most Energy Infrastructure Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions (for instance hurricanes, wildfires and extreme winter storms) demonstrate that no amount of preparation can protect an Energy Infrastructure Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Infrastructure Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions or dividends to equity holders.

Concentration Risk

Our investments are concentrated in the energy infrastructure sector. The focus of our portfolio on the energy infrastructure sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy infrastructure sector, or more generally in the energy industry, would have a larger impact on us than on an investment company that does not concentrate in the energy infrastructure sector. The performance of securities in the energy infrastructure sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly distributions or dividends to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of Energy Infrastructure Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

In an effort to control inflation, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve (“Fed”) that sets domestic monetary policy, raised the target range for the federal funds rate seven times in calendar year 2022 to a current range of 4.25% to 4.50%. The Fed has signaled that further increases could happen in 2023. Rising rates generally have a negative impact on income-oriented investments such as those in which we invest and could be adversely impacted by these actions. There is no assurance that the action being taken by the Fed will improve the outlook for long-term inflation or whether they might result in a recession. A recession could lead to declined employment, global demand destruction and/or business failures, which may result in a decline in the value of our portfolio. In addition, increased interest rates could increase our cost of borrowing and reduce the return on leverage to common shareholders.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Fund. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Fund’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of Energy Infrastructure Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Infrastructure Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy Infrastructure Company equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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Small Capitalization Risk

Certain of the Energy Infrastructure Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller Energy Infrastructure Companies presents some unique investment risks. These Energy Infrastructure Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

LIBOR Risk

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began on December 31, 2021. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the impact of the transition to a new reference rate. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Fund may decrease.

Rule 144A Securities Risk.

Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. Rule 144A securities may only be sold to qualified institutional buyers, such as the Fund. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as convertible preferred equity (that may also pay distributions in kind). At the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in Energy Infrastructure Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

Portfolio turnover may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us.

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be

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required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

Foreign Currency Hedging Risk

We may hedge against currency risk resulting from investing in securities outside of the U.S. valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example, losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Public Health Emergency Risk

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the novel coronavirus (“COVID-19”) pandemic, can result in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses. Most recently, COVID-19 has caused a worldwide public health emergency, significantly diminished and disrupted global economic production and activity of all kinds, and contributed to both volatility and a severe decline in financial markets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

The full extent of the impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict, and additional economic disruptions and market volatility may occur as new variants appear and spread. Ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. Of particular relevance to an investment in KMF, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of Energy Infrastructure Companies in which we invest. Other public health emergencies in the future could have similar impacts.

General Market Conditions Risk

Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations. The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide.

In addition, the continuing conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. The ongoing conflict and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of the conflict and its impact on global economic and market conditions are impossible to predict. In addition, sanctions could also result in Russia taking counter measures or retaliatory actions which could adversely impact our business or the business of our portfolio companies, including, but not limited to, cyberattacks targeting companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% – 30% of our total assets, including proceeds from such Leverage Instruments. Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

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If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time.

Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell portfolio securities and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. By utilizing Notes and MRP Shares, we may be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject

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to KAFA’s ability to correctly predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Foreign Investing Risk

We invest in securities of foreign issuers including issuers located in Canada and Europe. Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (“EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of our investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (“U.K.”) left the EU on January 31, 2020, in a process now commonly referred to as “Brexit.” Investments in European issuers face risks associated with the potential uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which we have exposure and any other assets in which we invest. The political, economic and legal consequences of Brexit are not yet fully known.

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of our investments.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Investments in some foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, securities trading practices abroad may offer less protection to investors. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of our portfolio.

Foreign Currency Risk

Because we invest in foreign (non-U.S.) currencies or in foreign securities that are denominated, trade and/or receive revenues in foreign (non-U.S.) currencies, we are subject to the risk that those foreign currencies may decline in value relative to the U.S. dollar. In the case of currency hedging positions, we are subject to the risk that the U.S. dollar may decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, our investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce our returns.

Depositary Receipts Risk

American depositary receipts (ADRs), global depositary receipts (GDRs), and international depositary receipts (IDRs) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as, in the case of depositary receipts traded on non-U.S. markets, exchange risk. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. Depositary receipts are also subject to the risks of investing in foreign securities.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Failure to Qualify as a Regulated Investment Company

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net

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tax-exempt interest, if any, to our stockholders on an annual basis. Any Leverage Instruments currently outstanding or that we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and we may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Furthermore, we may only directly invest up to but not more than 25% of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for U.S. federal income tax purposes.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would become (or remain) subject to federal and perhaps state corporate income tax. The federal maximum income tax rate on corporations is currently 21%. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders, provided certain holding period requirements were satisfied.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Taxability of Distributions Received

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as tax-advantaged qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in a higher percentage of the distribution we pay to you being characterized as a dividend rather than return of capital. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in a higher percentage of the distribution we pay to you being characterized as a dividend rather than return of capital. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. Upon the sale of an MLP security, we may generate capital gains, and if an MLP in our portfolio is acquired by another Energy Company in a transaction treated as a sale for federal income tax purposes, we will not have control of the timing of when we generate for such gains. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated unrealized gains. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact the holders of our securities. Legislation could also negatively impact the amount and tax characterization of distributions received by our common stockholders.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the energy sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Cybersecurity Risk

The information and technology systems relied upon by KMF, KAFA and our service providers (including, but not limited to, fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which we invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although KAFA has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of KMF, KAFA, our service providers and/or issuers of securities in which we invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of KMF, KAFA, our service providers and/or issuers of securities in which we invest, subject these entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. There is also a risk that cybersecurity breaches may not be detected, and KMF and its stockholders could be negatively impacted as a result.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Infrastructure Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Infrastructure Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Infrastructure Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Infrastructure Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Infrastructure Company securities.

KAFA also manages Kayne Anderson Energy Infrastructure Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYN”, and Kayne Anderson Renewable Infrastructure Fund, an open-end investment company.

In addition to closed-end and open-end investment companies, KAFA and KACALP manage several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Pursuant to Rule 2a-5, our Board of Directors has designated KAFA as our “Valuation Designee”. As the Valuation Designee, KAFA performs fair value determinations of our portfolio holdings, subject to oversight by and periodic reporting to the Board. KAFA determines the fair value of our portfolio holdings in accordance with our valuation program, as adopted by the Board. As a part of this process, KAFA receives a valuation report from a third-party firm for fair valued (Level 3) securities.

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters. See Note 5 — Agreements and Affiliations in our financial statements for more information regarding risks associated with affiliates.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by KAFA as our Valuation Designee. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms; provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue; and provisions in our Bylaws electing to be subject to the anti-takeover measures provided by the Maryland Control Share Acquisition Act. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock.

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee (Chair) and Valuation Committee.

Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.

Current: • Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) Prior: • Kayne Anderson Energy Development Company (“KED”) • Boardwalk Pipeline Partners, LP • Northern Border Partners, L.P.
Anne K. Costin (born 1950)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since August 2018. Member of Valuation Committee (Chair) and Audit Committee.

Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.

Current: • KYN • Music Guild Orchestra (not-for-profit organization) Prior: • Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) • Our Community LA (not-for-profit organization)
Barry R. Pearl (born 1949)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current: • KYN • Magellan Midstream Partners, L.P. Prior: • KED • Peregrine Midstream Partners LLC • Seaspan Corporation • Targa Resources Partners LP • TEPPCO Partners, L.P.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
Albert L. Richey (born 1949)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee and Valuation Committee.

Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.

Current: • KYN Prior: • KED • Boys & Girls Clubs of Houston (not-for-profit organization) • Boy Scouts of America (not-for-profit organization)
William H. Shea, Jr. (born 1954)	Lead Director. 3-year term (until the 2024 Annual Meeting of Stockholders)/served since August 2018. Member of Nominating, Corporate Governance and Compensation Committee (Chair).

Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Current: • KYN Prior: • KYE • BGH • BPL • Gibson Energy ULC • Mainline Energy Partners, LLC • Niska Gas Storage Partners LLC • PVG • PVR • Penn Virginia Corporation • USA Compression Partners, LP
Carita S. Walker (1971)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/ served since June 2022. Member of Nominating, Corporate Governance and Compensation Committee.	Chief Legal Officer at Shell Recharge Solutions — a Shell company since June 2020. Senior Legal Counsel with Qatar Shell Service Company from June 2016 to June 2020.

Current:

•   KYN

•   Xavier University of Louisiana
(not-for-profit organization)

•   Environmental Law Institute
(not-for-profit organization)

Prior:

•   Houston Wilderness
(not-for-profit organization)

•   Oakland Black Chamber of Commerce
(not-for-profit organization)

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
Caroline A. Winn (1963)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since April 2022. Member of the Audit Committee.	Chief Executive Officer of San Diego Gas & Electric (SDG&E), one of Sempra’s regulated California utilities, since August 2020. Chief Operating Officer of SDG&E from 2017 to 2020.

Current:

•   KYN

•   SDG&E

•   Monarch School
(not-for-profit organization)

•   Father Joe’s Villages
(not-for-profit organization)

•   Scripps Institution of Oceanography
(not-for-profit organization)

Prior:

•   Western Energy Institute
(not-for-profit organization)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years
James C. Baker, Jr.(4) (born 1972)

Chairman of the Board of Directors since June 2020, Director, President and Chief Executive Officer. 3-year term (until the 2024 Annual Meeting of Stockholders). Member of Valuation Committee. Elected annually as an officer/served since inception.

Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN since June 2019. President of KYN since June 2016. Executive Vice President of KYN from June 2008 to June 2016. President of Kayne Anderson BDC, Inc. (“KABDC”) since February 2021. Chief Executive Officer of KABDC since June 2021. President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) since December 2021.

Current: • KYN • KACALP • Expression Therapeutics Prior: • KED • K-Sea Transportation Partners LP • Petris Technology, Inc. • ProPetro Services, Inc.
J.C. Frey (born 1968)	Executive Vice President. Elected annually as an officer/served since inception.

Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KYN since June 2008. Assistant Secretary and Assistant Treasurer of KYN from 2004 to January 2019.

None
Terry A. Hart (born 1969)	Chief Operating Officer and Assistant Secretary since April 2022. Elected annually as an officer/served since inception.

Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Operating Officer of KYN since April 2022. Chief Financial Officer and Treasurer of KYN from December 2005 to March 2022. Assistant Secretary of KYN since January 2019. Chief Financial Officer and Treasurer of KABDC since February 2021. Chief Financial Officer and Treasurer of KDL since December 2021. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.

Current: • The Source for Women (not-for-profit organization) Prior: • KED

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/ Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years
A. Colby Parker (born 1987)	Chief Financial Officer and Treasurer since April 2022. Elected annually as an officer/served since January 2019.

Chief Financial Officer and Treasurer of KYN since April 2022. Vice President of KYN from June 2020 to March 2022. Assistant Treasurer of KYN from January 2019 to March 2022. Controller of Kayne Anderson since July 2015.

None
Michael J. O’Neil (born 1983)	Secretary and Chief Compliance Officer. Elected annually as an officer/served as Secretary since 2021 and as Chief Compliance Officer since December 2013.

Secretary of KYN since 2021. Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. Chief Compliance Officer of KABDC since February 2021. Secretary of KABDC since June 2021. Chief Compliance Officer and Secretary of KDL since December 2021. A compliance officer at BlackRock Inc. from January 2008 to February 2012.

Current: • Worcester Academy (not-for-profit organization)
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually as an officer/served since June 2012.	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KYN since September 2012.	Current: • Streamline Innovations Holdings, Inc. Prior: • VantaCore Partners LP
Adriana I. Jimenez (born 1976)	Vice President. Elected annually as an officer/served since December 2021.	Vice President of KYN since December 2021. Controller of Kayne Anderson since 2011.	None

____________

(1)    The Fund is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson and includes the Fund and KYN. Each Independent Director oversees two registered investment companies in the Fund Complex, the Fund and KYN, as noted above.

(2)    The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)    In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), respectively. The table presents principal occupations for each interested director and non-director officer of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(4)    James C. Baker, Jr. is an “interested person” of the Fund as defined by the 1940 Act by virtue of his employment relationship with Kayne Anderson.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”), as further described below. A stockholder is automatically enrolled in the Plan unless that stockholder specifically elects to receive cash distributions, as further described below. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

An investor that holds common stock of the Fund with a brokerage firm that does not participate in the Plan will not be able to participate in the Plan. In addition, an investor that participates in the Plan through a brokerage account may not be able to transfer common stock of the Fund to another brokerage firm and continue to participate in the Plan.

The following are the terms of the Fund’s Dividend Reinvestment Plan:

Kayne Anderson NextGen Energy & Infrastructure, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Fund report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately.

The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•   without charge, upon request, by calling (877) 657-3863;

•   on the Fund’s website, www.kaynefunds.com; and

•   on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Fund’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you provide to us orally; and

•   Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•   Name, address, phone number and email address;

•   Age, date of birth, occupation and marital status;

•   Personal identifier, depending on your country of residence, such as your Social Security Number; and

•   Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•   For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•   To contact you or your designated representative(s) in connection with your relationship and/or account;

•   To monitor and audit compliance with our internal policies and procedures; and

•   To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•   Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•   Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•   Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC
811 Main Street, 14th Floor
Houston, TX 77002

Website: https://www.kaynefunds.com/
Email Address: CEF@kaynecapital.com
Toll Free Phone Number: 877-657-3863

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2.       Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d) During the period covered by this report, no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.       Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has five audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Anne K. Costin, Barry R. Pearl, Albert L. Richey and Caroline A. Winn. Messrs. Cordes, Pearl and Richey and Mses. Costin and Winn are “independent” for purposes of this Item.

Item 4.       Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2022, and (ii) fiscal year ended November 30, 2021.

	2022	2021
Audit Fees	$159,000	$146,000
Audit-Related Fees	—	—
Tax Fees	139,000	144,000
All Other Fees	—	—
Total	$298,000	$290,000

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2022 and 2021 were $139,000 and $144,000, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,783,000 and $4,781,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2022 and 2021, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.       Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R. Cordes (Chair), Anne K. Costin, Barry R. Pearl, Albert L. Richey and Caroline A. Winn are the members of the Registrant’s Audit Committee.

Item 6.       Investments.

(a) Please see the Schedule of Investments contained in the KMF Annual Report for the fiscal year ended November 30, 2022 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

James C. Baker, Jr. has served as the Registrant’s Chief Executive Officer since June 2019 and as Director, President and co-portfolio manager of the Registrant and Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) since November 2017. Mr. Baker has served as Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) and the Adviser (together with KACALP, “Kayne Anderson”) since February 2008; as President of the Registrant and KYN since June 2016; and as Executive Vice President of the Registrant from August 2010 to June 2016 and of KYN from June 2008 to June 2016. Mr. Baker has also served as President of Kayne Anderson BDC, Inc. (“KABDC”) since February 2021; Chief Executive Officer of KABDC since June 2021; and President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) since December 2021. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining

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UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

J.C. Frey is the Registrant’s Executive Vice President and co-portfolio manager (since November 2010) and was the Registrant’s Assistant Secretary and Assistant Treasurer from June 2004 to January 2019. Mr. Frey has served as Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. He has served as Executive Vice President and co-portfolio manager of KYN since June 2008 and Assistant Secretary and Assistant Treasurer of KYN from June 2004 to January 2019. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2022. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker, Jr.	1	$1,984	—	$—	—	—
J.C. Frey	3	$2,249	9	$1,099	6	$259

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2022. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker, Jr.	—	N/A	—	$—	—	—
J.C. Frey	—	N/A	5	$550	2	$88

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

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(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2022, Messrs. Baker and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. Baker and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2022, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

James C. Baker, Jr.: over $1,000,000

J.C. Frey: over $1,000,000

(b) Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2021	—	$—	—	Not applicable
January 1-31, 2022	40,017	$7.72	—	Not applicable
February 1-28, 2022	—	$—	—	Not applicable
March 1-31, 2022	—	$—	—	Not applicable
April 1-30, 2022	39,178	$8.83	—	Not applicable
May 1-31, 2022	—	$—	—	Not applicable
June 1-30, 2022	—	$—	—	Not applicable
July 1-31, 2022	39,391	$7.39	—	Not applicable
August 1-31, 2022	—	$—	—	Not applicable
September 1-30, 2022	—	$—	—	Not applicable
October 1-31, 2022	40,778	$7.42	—	Not applicable
November 1-30, 2022	—	$—	—	Not applicable
Total	159,364	$7.84	—	—

____________

(1)      Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.

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Item 10.     Submission of Matters to a Vote of Security Holders.

None.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in securities lending activities during the fiscal year ended November 30, 2022.

Item 13.     Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
Date: January 26, 2023	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 26, 2023	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 26, 2023	By:	/s/ A. Colby Parker
A. Colby Parker
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.